UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Ainos, Inc.
(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AINOS, INC.

8880 Rio San Diego Drive, Suite 800

San Diego, California 92108

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD

December 8, 2023, 9:30 AM Taiwan Standard Time

[December 7, 2023, 5:30 PM Pacific Standard Time]

To Our Stockholders:

On Friday, December 8, 2023, Thursday [December 7, 2023 Pacific Standard Time], AINOS, INC., a Texas corporation (the “Company”) will hold its 2023 annual meeting (the “Annual Meeting”) of the Company stockholders in Taiwan at 10F-2, No. 66 Shengyi 5th Road, Zhubei City, Hsinchu County 302, Taiwan R.O.C. The Annual Meeting will begin promptly on Friday, December 8, 2023, 9:30 a.m., Taiwan Standard Time [December 7, 2023, Thursday, 5:30 p.m. Pacific Standard Time].

To attend and participate in the Annual Meeting, including voting shares at and submitting questions during the Annual Meeting, stockholders must have their 16-Digit control number (the “Control Number”) assigned by Broadridge, the Company’s processing agent. Instructions for how to obtain such 16-Digit Control Number are provided in the attached Proxy Statement. Stockholders may also view reference materials such as the Company’s list of stockholders as of October 11, 2023 (the “Record Date”), which will be available for ten (10) days prior to the Annual Meeting. Please see the section entitled “Time and Place of the Annual Meeting” for additional details related to reviewing the Company’s list of stockholders.

Only stockholders who owned common stock at the close of business on the Record Date of October 11, 2023 can vote or submit questions at the Annual Meeting or any adjournment or postponement thereof that may take place. At the Annual Meeting, the stockholders are being asked to vote on the following proposals, all as more fully described in the accompanying Proxy Statement:

1.	To ratify the appointment of KCCW Accountancy Corp. as the Company’s independent registered public accounting firm for the current fiscal year;
2.	To approve, by a non-binding advisory vote, the 2022 executive compensation for the Company’s executive officers;
3.	To approve, by a non-binding advisory vote, the frequency by which future advisory stockholder votes on executive compensation will occur; and
4.	To consider and act upon any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

In addition, you may be asked to consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

You can find more information about each of these items in the attached Proxy Statement.

The Board of Directors recommends that you vote FOR proposal one, FOR proposal two, and for EVERY 3 YEARS for proposal three, outlined in the attached Proxy Statement.

We cordially invite all stockholders to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting, please vote your shares as soon as possible. You may vote over the internet, phone or by mailing a proxy card or voting instruction card. Please review the instructions on the Notice of Internet Availability of Proxy Materials or on your proxy card or voting instruction materials regarding your voting options. If you vote and then decide to attend the Annual Meeting to vote your shares, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

2

Following the Annual Meeting, we will also report on the Company’s business results and other matters of interest to stockholders.

By Order of the Board of Directors,

/s/ Chun-Hsien Tsai
Chun-Hsien Tsai Chief Executive Officer

San Diego, California October 27, 2023

3

YOUR VOTE IS IMPORTANT!

Important Notice Regarding the Internet Availability of Proxy Materials for the Stockholder Meeting

To Be Held On

December 8, 2023, 9:30 AM Taiwan Standard Time

[December 7, 2023, 5:30 PM Pacific Standard Time]

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT OCTOBER 27, 2023.

THE PROXY STATEMENT, A PROXY CARD AND THE COMPANY’S 2022 ANNUAL REPORT ON FORM 10-K ARE AVAILABLE FREE OF CHARGE ON THE INTERNET AT WWW.PROXYVOTE.COM

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THE PROXY STATEMENT AND VOTE YOUR SHARES AS SOON AS POSSIBLE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING.

YOU MAY VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•	OVER THE INTERNET AT WWW.PROXYVOTE.COM;

•	USING THE TOLL-FREE TELEPHONE NUMBER ON YOUR PROXY CARD OR VOTING INSTRUCTION MATERIALS

•	COMPLETING AND MAILING A WRITTEN PROXY CARD OR VOTING INSTRUCTION CARD.

PLEASE REVIEW THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR ON YOUR PROXY CARD OR VOTING INSTRUCTION MATERIALS REGARDING YOUR VOTING OPTIONS IF YOU ATTEND THE ANNUAL MEETING VIA THE INTERNET, YOU MAY VOTE IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD OR VOTED.

4

5

6

AINOS, INC.

8880 Rio San Diego Drive, Suite 800

San Diego, California 92108

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

FOR THE

2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD

December 8, 2023, 9:30 AM Taiwan Standard Time

[December 7, 2023, 5:30 PM Pacific Standard Time]

Information About Solicitation and Voting

The accompanying Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of AINOS, INC., a Texas corporation (sometimes referred to in this Proxy Statement as the “Company”, “AINOS”, “we” or “us”) for exercise in voting at the 2023 Annual Meeting of Stockholders (the “Annual Meeting” or the “Meeting”) to be held on Friday, December 8, 2023, 9:30 am, Taiwan Standard Time [Thursday, December 7, 2023, 5:30 pm, Pacific Standard Time] as well as to vote shares. We are first sending this Proxy Statement, accompanying Proxy Card and Notice of Annual Meeting of Stockholders to our stockholders on or about October 27, 2023. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

The Board has set October 11, 2023 as the record date for the Annual Meeting. Stockholders of record who owned our common stock on that date are entitled to vote at and attend the Annual Meeting, with each share entitled to one vote. Stockholders who hold shares in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the record date, there were 20,292,624 shares of common stock outstanding and entitled to vote at the Annual Meeting.

In this Proxy Statement:

•	“We,” “us,” “our” and the “Company” refer to AINOS, INC.

•	“Annual Meeting” or “Meeting” means the 2023 Annual Meeting of stockholders

•	“Board of Directors” or “Board” means our Board of Directors

•	“SEC” means the Securities and Exchange Commission

•	“Broadridge” or “process agent” means Broadridge Financial Solutions, Inc.

The expenses of soliciting proxies will be paid by the Company. Following the original mailing of the soliciting materials, the Company and its agents may solicit proxies by mail, electronic mail, telephone, facsimile or by other similar means. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email, or otherwise. Following the original mailing of the soliciting materials, the Company will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the internet, you are responsible for any internet access charges you may incur.

7

We have summarized below important information with respect to the Annual Meeting.

Internet Availability of Proxy Materials

Under rules adopted by the SEC, we are furnishing proxy materials to our stockholders primarily via the internet, instead of mailing printed copies of those materials to each stockholder. On or about October 27, 2023, we will mail our stockholders on the record date a Notice Regarding the Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review all of the important information contained in our proxy materials, including our Proxy Statement and our 2022 Annual Report to Stockholders. These materials are also available free of charge on the internet at WWW.PROXYVOTE.COM. The Notice also provides instructions on how to vote by telephone or through the internet and includes instructions on how stockholders may obtain paper copies of our proxy materials if they so choose.

Time and Place of the Annual Meeting

The Annual Meeting is being held on Friday, December 8, 2023, 9:30 am, Taiwan Standard Time [Thursday, December 7, 2023, 5:30 pm, Pacific Standard Time]. All stockholders who own shares of our stock as of October 11, 2023, the record date, may attend the Annual Meeting. Stockholders will be able to physically attend the Annual Meeting. Stockholders will also be able to vote shares.

To attend and participate in the Annual Meeting, including voting shares during the Annual Meeting, stockholders must have their 16-Digit Control Number assigned by Broadridge, the Company’s process agent. Instructions for how to obtain such 16-Digit Control Number are provided in the attached Proxy Statement. Stockholders may also view reference materials such as the Company’s list of stockholders as of October 11, 2023, the record date, which will be available for ten (10) days prior to the Annual Meeting, for any purpose germane to the Annual Meeting between the hours of 9:00 a.m. and 5:00 p.m., local time, at our offices located at 8880 Rio San Diego Drive, Suite 800, San Diego, California 92108. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to Chrystal Shelton, Administrator, AINOS, INC., 8880 Rio San Diego Drive, Suite 800, San Diego, California 92108, or Chrystal@Ainos.com to arrange for electronic access to the stockholder list.

Purpose of the Proxy Materials

You are receiving proxy materials from us because you owned shares of our common stock on October 11, 2023, the record date. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision. If you are a stockholder of record and submit a signed proxy card, the individuals named on the proxy, or their substitutes, will vote your shares in the manner you indicate as your representatives at the Annual Meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Alternatively, you may vote your shares on the internet or by mail by following the instructions on your Notice or proxy card.

If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered the beneficial owner of shares held in street name, and the proxy materials will be forwarded to you by your broker, trustee or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and are also invited to attend the Annual Meeting.

Even if you plan to attend the Annual Meeting it is a good idea to vote in advance of the Annual Meeting, indicate your preferences on the paper proxy card you requested (as described below), and then date, sign and return your proxy card, or vote your shares by mail or via the internet, in the event your plans change and you are unable to attend the Annual Meeting.

8

Proposals to be Voted on at This Year’s Annual Meeting

You are being asked to vote on:

1.	Ratifying the appointment of KCCW Accountancy Corp. as the Company’s independent registered public accounting firm for the current fiscal year;
2.	A non-binding advisory vote to approve executive compensation;
3.	A non-binding advisory vote on the frequency of advisory stockholder votes on executive compensation; and
4.	Any other business properly brought before the Annual Meeting.

The Board of Directors recommends that you vote as follows:

•	“FOR” proposal one to ratify the appointment of KCCW Accountancy Corp. as the Company’s independent registered public accounting firm for the current fiscal year;
•	“FOR” proposal two to approve, by a non-binding advisory vote, the 2022 executive compensation for the Company’s executive officers;
•

“EVERY THREE YEARS” for proposal three, to approve, by a non-binding advisory vote, the frequency by which future advisory stockholder votes on executive compensation will occur; and Other Business. In the discretion of your proxy holder (one of the individuals named on your proxy card), on any other matter properly presented at the Annual Meeting or any adjournment or postponement thereof.

Instructions for how to Obtain the 16-Digit Control Number and Vote

Stockholders of record

As a stockholder of record (i.e., you hold your shares through our transfer agent) you may vote the shares held in your name.

If you do not wish to participate in the Annual Meeting in person you may vote as follows:

1.	Over the internet before the Annual Meeting: Go to www.proxyvote.com;
2.	By telephone: Call 1-800-690-6903 (toll-free within the United States, U.S. territories and Canada); or
3.

By mail: You may vote by requesting that printed copies of the proxy materials be mailed to you pursuant to the instructions provided in the Notice and completing, signing, dating and returning, in the accompanying postage prepaid envelope, your paper proxy card that you receive in response to your request. Please allow sufficient time for us to receive your proxy card if you decide to vote by mail.

Votes submitted by telephone or through the internet before the Annual Meeting must be received by 11:59 p.m. Eastern Time, on December 6, 2023, the day before the Annual Meeting. If you vote by mail, your proxy card must be received by December 6, 2023. Submitting your proxy, whether by telephone, through the internet or by mail if you request or received a paper proxy card, will not affect your right to vote in person should you decide to attend the Annual Meeting.

Even if you plan to attend the Annual Meeting in person we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Beneficial owner of shares held in street name

As a beneficial owner of shares, you have the right to direct your bank, broker, trustee or other nominee how to vote your shares.

Subject to and in accordance with the instructions provided by your bank, broker, trustee or other nominee, you may vote in one of the following manners: over the internet, by telephone or by mail.

Beneficial owners of shares may also vote electronically while attending the Annual Meeting in person or via webcast, while the polls remain open, at WWW.PROXYVOTE.COM. A beneficial owner is not the stockholder of record, and you may not attend and vote your shares at the Annual Meeting unless you (i) obtain a “legal proxy” from the bank, broker, trustee or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting and (ii) register with Broadridge by submitting such legal proxy to Broadridge as directed below and receiving a 16-Digit Control Number assigned by Broadridge. Such legal proxy must reflect your holdings of our common stock along with your name and email address. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on December 1, 2023. You will receive a confirmation of your registration by email after Broadridge receives your registration materials.

9

Requests for registration should be directed to Broadridge as follows:

1.	By email: Forward the email from your bank, broker, trustee or other nominee containing your legal proxy, or attach an image of your legal proxy, to SENDMATERIAL@PROXYVOTE.COM; or

2.	By mail: Mail your legal proxy to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

3.	By phone: Call 1-800-579-1639.

Your bank, broker, trustee or other nominee will also send you separate instructions describing additional procedures, if any, for voting your shares electronically during the Annual Meeting.

Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Voting Procedure

You may vote by internet.

If you are a stockholder of record, you may submit your proxy by internet by following the instructions on the Notice or your proxy card and by following the voting instructions on the website.

If you hold your shares in street name, please check the Notice or the voting instructions provided by your broker, trustee or nominee for internet voting availability and instructions. Holding shares in “street name” means your shares of stock are held in an account by your stockbroker, bank or other nominee, and the stock certificates and record ownership are not in your name.

You may vote by telephone.

If you are a stockholder of record, you may submit your proxy by following the “Vote-by-Telephone” instructions on the proxy card or the Notice.

If you hold your shares in street name, please check the voting instructions provided by your broker, trustee or nominee for telephone voting availability and instructions.

You may vote by mail.

If you requested and received paper copies of our proxy materials and you are a stockholder of record, and elect to vote by mail, please indicate your preferences on the proxy card, date and sign your proxy card and return it in the postage-prepaid and addressed envelope that was enclosed with your proxy materials. If you mark your voting instructions on the proxy card, your shares will be voted as you have instructed. Note that you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote via the internet and how to request paper copies of the proxy materials.

If you hold your shares in street name, you may vote by mail by completing, signing and dating the voting instruction card provided by your broker, trustee or nominee and mailing it in the accompanying postage-prepaid and addressed envelope.

You may vote at the Annual Meeting.

10

If you attend the Meeting, you will have the opportunity to vote at that time. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the Annual Meeting. If your shares are held in “street name” and you wish to attend the Annual Meeting, you must notify your broker, bank or other nominee and obtain a valid legal proxy to vote your shares at the Annual Meeting and then register in advance to attend the Annual Meeting through our transfer agent, Broadridge, no later than 5:00 p.m. Eastern Time on December 1, 2023.

The Annual Meeting will begin promptly at Friday, December 8, 2023, 9:30 am, Taiwan Standard Time [Thursday, December 7, 2023, 5:30 pm, Pacific Standard Time]. We encourage you to access the Annual Meeting prior to the start time. You should allow ample time for the check-in procedures.

You may change your mind after you have returned your proxy.

If you are the stockholder of record and you change your mind after you have submitted your proxy via the internet or by telephone or returned your proxy card, you may revoke your proxy at any time before the polls close at the Annual Meeting. You may do this by:

•	entering a new vote via the internet, by telephone or by signing and returning another proxy card at a later date, but before the polls close at the Annual Meeting; or
•	voting at the Annual Meeting.

If you hold your shares in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Multiple Proxy Cards

If you received more than one proxy card, it means that you hold shares in more than one account. Please sign and return all proxy cards to ensure that all your shares are voted.

Delivery of Documents to Security Holders Sharing an Address

Only one Proxy Statement and annual report is being delivered to you if you share an address with another stockholder, unless we receive contrary instructions from you or one of the other stockholder(s). We will deliver promptly upon written or oral request a separate copy of the Proxy Statement and annual report to you if you share an address to which we delivered a single copy of the documents; this request should be directed to Chrystal Shelton, Administrator, AINOS, INC., 8880 Rio San Diego Drive, Suite 800, San Diego, California 92108, or Chrystal@Ainos.com.

About this Proxy Statement

We are a “smaller reporting company” under the rules of the SEC and as such are not required to include certain information in this proxy statement that companies that are not “smaller reporting companies” must include. We have elected to take advantage of such lesser disclosure requirements in presenting certain information in this proxy statement.

Quorum Requirement

Shares are counted as present at the Annual Meeting if the stockholder either:

•	is present and votes at the Annual Meeting, or
•	has properly voted via the internet or by telephone, or submitted a proxy card in the mail (or someone has submitted a card on the stockholder’s behalf).

A majority of our outstanding shares as of the record date must be present at the Annual Meeting (including by proxy) in order to hold the Annual Meeting and conduct business. This is called a “quorum.”

11

Consequences of Not Returning Your Proxy; Broker Non-Votes

If your shares are held in your name, you must return your proxy (or attend the Annual Meeting in person) in order to vote on the proposals. If you are a beneficial owner of shares and your brokerage firm or other similar organization does not receive voting instructions from you, your brokerage firm may either:

•	vote your shares on routine matters, or
•	leave your shares unvoted.

If you are a beneficial owner and hold your shares in “street name” through a broker or other nominee and do not provide the organization that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters but do not have discretion to vote on non-routine matters. For example, if you do not provide voting instructions to your broker, the broker could vote your shares for the ratification of the appointment of KCCW Accountancy Corp. as our independent registered public accounting firm for the current fiscal year (Proposal 1) because this is deemed to be a routine matter under applicable rules, but the broker could not vote your shares for any of the other non-routine proposals on the agenda for the Annual Meeting.

If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but generally will not be considered as entitled to vote with respect to that proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of the holders of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote (Proposals 1 - 3).

We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures that your shares will be voted at the Annual Meeting.

Effect of Abstentions and Withheld Votes

An abstention (Proposals 1 – 3) or withheld vote represent a stockholder’s affirmative choice to decline to vote on a proposal, as applicable. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares as to Proposals 1 – 3 or withholds its vote, or if a broker, bank or other nominee holding its customer’s shares of record causes abstentions or withheld votes to be recorded for such shares, those shares will be considered present and entitled to vote for the purposes of determining the presence of a quorum, with abstentions counting as votes AGAINST Proposals 1 – 3.

Required Vote

Assuming a quorum is present the vote required to approve the proposed ratification of the appointment of the independent registered public accounting firm is the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.

Proposals 2 and 3 are non-binding advisory votes; however, the Compensation Committee and the Board of Directors will consider the voting results on these proposals based on the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.

Vote Solicitation; No Use of Outside Solicitors

Ainos, Inc. is soliciting your proxy to vote your shares at the Annual Meeting. The expense of preparing, printing and mailing this Proxy Statement and the accompanying material will be borne by the Company. In addition to this solicitation by mail, our directors, officers, agents, and other employees may contact you by telephone, internet, in person or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and Broadridge, our process agent, for their reasonable out-of-pocket expenses in forwarding proxy materials. We have not retained the services of a proxy solicitor.

12

Voting Procedures

Votes cast by proxy or at the Annual Meeting will be tabulated by Broadridge, our process agent. Our Corporate Secretary will serve as the Inspector of Election as determined by the Board of Directors. The Inspector of Election will also determine whether a quorum is present at the Annual Meeting. The Inspector of Election will separately tabulate affirmative, negative and withheld votes, abstentions and broker non-votes. Those shares represented by votes cast via the internet or by telephone, or represented by proxy cards received, marked, dated, and signed, and in each case, not revoked, will be voted at the Annual Meeting. If a stockholder submits proxy voting instructions with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. If you are a stockholder of record (that is, if your shares are held in your name and not in street name by a brokerage firm) and you sign, date and return a proxy card but do not give specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement, and the proxy holders may determine in their discretion any other matters properly presented for a vote at the Annual Meeting. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast.

We believe that the procedures to be used by the Inspector of Election to count the votes are consistent with Texas law concerning voting of shares and determination of a quorum.

Publication of Voting Results

We will announce preliminary voting results at the Annual Meeting. We will publish the final results in a current report on Form 8-K, which we will file with the SEC within four business days of the Annual Meeting. You can get a copy on our website at www.ainos.com in the Investor Relations section, by contacting Chrystal Shelton, Administrator, AINOS, INC., 8880 Rio San Diego Drive, Suite 800, San Diego, California 92108, or Chrystal@Ainos.com or the SEC at www.sec.gov.

Other Business

We do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement. However, if any other business is properly presented at the Annual Meeting, if you are a stockholder of record and submit your signed proxy card, you are giving authority to Chun-Hsien Tsai and Meng-Lin Sung to vote on such matters at their discretion.

Stockholder Proposals for the 2024 Annual Meeting

To have your proposal included in our proxy statement for our 2024 annual meeting, you must submit your proposal in writing no later than June 28, 2024 to Chrystal Shelton, Administrator, AINOS, INC., 8880 Rio San Diego Drive, Suite 800, San Diego, California 92108, or Chrystal@Ainos.com. Any such proposal must also comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations thereunder, as well as our bylaws, which may be obtained free of charge by written request to Chrystal Shelton, Administrator, AINOS, INC., 8880 Rio San Diego Drive, Suite 800, San Diego, California 92108, or Chrystal@Ainos.com.

Pursuant to our bylaws, stockholders must provide notice of any business that they wish to submit for consideration at the 2024 annual meeting to our executive offices (Attention: Secretary) no later than 10 days or no more than 50 days prior to the meeting; provided, however, that if the 2024 annual meeting is moved more than 30 days prior to or 60 days after the anniversary of the Annual Meeting and less than 60 days’ notice is provided to stockholders, then notice of a stockholder proposal must be received within 10 days of public notice of the Annual Meeting. Additionally, to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a 19(b) under the Exchange Act.

13

PROPOSAL NO. 1

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee has recommended, and the Board has approved, the appointment of KCCW Accountancy Corp. as our independent registered public accounting firm for fiscal year 2023. KCCW Accountancy Corp. has served as our independent registered public accounting firm since April 10, 2023 and has advised us that neither KCCW Accountancy Corp. nor any of its members has, or has had in the past three years, any financial interest in the Company or any relation to the Company other than as auditors and accountants. In the event that ratification of this selection of auditors is not approved by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote, the Board will review its future selection of KCCW Accountancy Corp.as our independent registered public accounting firm.

A representative of KCCW Accountancy Corp.is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Please also refer to the Fees Billed for Services Rendered by Principal Accountant section or information regarding the fees billed by our accountants PricewaterhouseCoopers, Taiwan (“PWC”) as independent accountants of Ainos Inc. Taiwan Branch (“Audit Engagement”). The Audit Engagement covers audit services for the years ending December 31, 2021 and 2022 and PWC issued interfirm audit reports for group reporting purposes to the Company’s group audit firm, PWR CPA, LLP (“PWR”). Fees billed by KCCW Accountancy Corp. (“KCCW”) are not presented because the firm has not completed its audit services or its audit-related billing for the current fiscal year ending December 31, 2023.

Recommendation of the Board:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

RATIFICATION OF KCCW ACCOUNTANCY CORP. AS THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2023.

14

PROPOSAL NO. 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Section 14A of the Securities Exchange Act of 1934 requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

As described in greater detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our Named Executive Officers with the interests of our stockholders. Our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our Named Executive Officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. To the extent there is a significant vote against our Named Executive Officer compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address our stockholders’ concerns and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve this Proposal 2. Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

The Company’s current policy is to hold an advisory vote on executive compensation each year, and we expect to hold another advisory vote with respect to executive compensation at the 2024 annual meeting of stockholders.

Recommendation of the Board:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS

DISCLOSED IN THIS PROXY STATEMENT.

15

PROPOSAL NO. 3

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Securities Exchange Act of 1934 requiring that we provide stockholders with the opportunity to vote on a non-binding, advisory basis, for their preference as to how frequently to vote on future advisory votes on the compensation of our Named Executive Officers as disclosed in accordance with the compensation disclosure rules of the SEC.

Stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Stockholders also may abstain from casting a vote on this proposal.

The Board of Directors has determined that an advisory vote on executive compensation held every three years will permit our stockholders to provide direct input on the Company’s executive compensation philosophy, policies and practices as disclosed in the proxy statement each year, which is consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters.

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. The Company recognizes that the stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation. The Board of Directors and the Compensation Committee will take into account the outcome of the vote; however, when considering the frequency of future advisory votes on executive compensation, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve this Proposal 3. Accordingly, we ask our stockholders to vote for the option to hold the vote every three years.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

Recommendation of the Board:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR

THE OPTION OF ONCE EVERY 3 YEARS AS THE PREFERRED FREQUENCY FOR ADVISORY VOTES ON EXECUTIVE COMPENSATION.

16

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of Certain Owners and Management

The following table sets forth certain information regarding beneficial ownership of our common stock as of December 31, 2022:

•	by each person, or group of affiliated persons, known by us to own beneficially 5% or more of any class of our voting securities;
•	by each of our Named Executive Officers;
•	by each of our directors; and
•	by all our current executive officers and directors as a group.

As of December 31, 2022, there were 20,011,602 shares of common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of common stock subject to stock options, convertible notes and debentures and warrants that are currently exercisable or convertible, or exercisable or convertible within 60 days of December 31, 2022, are deemed to be outstanding for purposes of computing the percentage ownership of that person but are not treated as outstanding for computing the percentage ownership of any other person. Unless indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Except as otherwise indicated, the address of each stockholder is c/o Ainos, Inc. at 8880 Rio San Diego Drive, Suite 800, San Diego, CA, 92108.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned

Security Ownership of Certain Beneficial Owners:
Ainos, Inc. (“Ainos KY”) (1)	14,032,200	70.12%
Dr. Stephen T. Chen	627,101	3.11%

Security Ownership of Management and Directors:
Chun-Hsien Tsai	355,598	1.78%
Hui-Lan Wu(2)	163,438	0.82%
Lawrence K. Lin(3)	85,724	0.43%
Chung-Yi Tsai	7,333	0.04%
Chun-Jung Tsai	-	-
Ting-Chuan Lee	-	-
Wen-Han Chang(4)	273,999	1.37%
Yao-Chung Chiang(5)	17,333	0.09%
Pao-Sheng Wei	7,333	0.04%
Executive officers and directors as a group - 9 persons	910,758	4.55%

(1)

Our majority shareholder, Ainos KY, a Cayman Islands company, has a total beneficial ownership of 14,032,200 shares through the following: (i) 13,326,081 shares owned by Ainos KY and (ii) 706,119 shares subject to a Voting Agreement dated December 9, 2021 with Stephen T. Chen, Virginia M. Chen, the Stephen T. Chen and Virginia M. Chen Living Trust, dated April 12, 2018, and Hung Lan Lee. Ainos KY’s beneficial ownership may fluctuate due to the effect of this Voting Agreement with Chen and Lee which grants Chen and Lee authority to sell or transfer 25% of their respective shares in private transactions (including sales, gifts, or any other transfers) annually. TCNT owns a majority of the outstanding voting securities of Ainos KY and, accordingly, may be deemed, for purposes of Section 13(d) of the Exchange Act, to share beneficial ownership of the shares held by Ainos KY. TCNT’s address is 10F-2, No. 66, Shengyi 5th Rd., Zhubei City, Hsinchu County 30261, Taiwan (R.O.C.).

17

(2)

Hui-Lan Wu has a total beneficial ownership of 148,733 shares which includes 133,333 vested RSUs, 11,200 shares of common stock, and an additional 18,905 shares of common stock indirectly through her daughter, Ms. Yun-Han Liao.

(3)

Lawrence K. Lin has a total beneficial ownership of 1,119,208 shares through the following: (i) 253,223 shares under Mr. Lin’s name; (ii) 413,368 shares beneficially owned by i2China Management Group, LLC (“i2China), of which he is the sole member; and (iii) 452,617 shares reserved for warrants, beneficially owned by i2China on demand.

(4)	Wen-Han Chang has a total beneficially ownership of 273,999 shares, which includes 7,333 vested RSUs and 266,666 in common stock indirectly through his spouse, Chien-Hsuan Huang.
(5)	Yao-Chung Chiang has a total beneficiary ownership of 17,333 shares, which includes 7,333 vested RSUs and 10,000 common stock indirectly through his spouse, Hsiu-Hwei Tsai Chiang.

18

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee (for purposes of this analysis, the “Committee”) of the Board has responsibility for establishing, implementing and continually monitoring adherence with our compensation practices. The Committee makes all decisions regarding the compensation of our Chief Executive Officer (our “CEO”) and Chief Financial Officer (our “CFO”), as well as the other individuals included in the Summary Compensation Table below (together with our CEO and CFO, our “Named Executive Officers”) and all of our Vice Presidents. In this proxy, we refer to those persons as our “Officers.”

Philosophy and Elements

All of our compensation programs are designed to attract and retain key employees, motivating them to achieve corporate and individual objectives and rewarding them appropriately for their performance. Different programs are geared to short and longer-term performance with the goal of increasing stockholder value over the long term. Executive compensation programs impact all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. Because we believe the performance of every employee is important to our success, we consider the effect of executive compensation and incentive programs on all of our employees.

We believe that the compensation of our Officers should reflect the extent of their success as a management team and in addition, their individual performance in attaining key operating objectives, such as advancing our product pipeline, entering into strategic collaborative agreements and maintaining our financial strength, and ultimately, increasing stockholder value. We believe that the performance of our Officers in managing the Company, considered in light of general economic and specific Company, industry and competitive conditions, should be the basis for determining their overall compensation. We also believe that their compensation should not be based on the short-term performance of our stock, whether favorable or unfavorable, but rather that the price of our stock will, in the long-term, reflect our operating performance, and ultimately, the management of the Company by our Officers. We seek to have the long-term performance of our stock reflected in executive compensation through our stock option and other equity incentive programs.

Elements of compensation for our executives include: salary, bonus, stock incentive awards and perquisites. We choose to pay each element of compensation to our executives in order to attract and retain the necessary executive talent, reward performance and provide incentive for their balanced focus on long-term strategic goals as well as short-term performance. The amount of each element of compensation is determined by or under the direction of the Committee, which uses the following factors to determine the amount of salary and other benefits to pay each executive:

19

•	performance against corporate and individual objectives for the previous year;
•	value of their unique skills and capabilities to support our long-term performance;
•	performance of their general management responsibilities;
•	contribution as a member of our executive management team;
•	difficulty of achieving desired results in the coming year and years to follow; and
•	compensation paid by companies deemed by the Committee to be comparable to us.

These elements fit into our overall compensation objectives by helping to secure the future potential of our products and operations, continuing to meet our business objectives, providing proper compliance and regulatory guidance, and helping to create an effective and cohesive team. Our policy for allocating between long-term and currently paid compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for us and our stockholders. Likewise, we provide cash compensation in the form of base salary to meet competitive salary norms and reward performance on an annual basis and in the form of bonus compensation to reward superior performance against specific annual goals. We provide non-cash compensation (i.e., stock options) to reward superior performance against specific objectives and long-term strategic goals. Our compensation package for our Named Executive Officers for fiscal year 2022 ranged from approximately 6.45% in cash compensation and approximately 93.55% in non-cash compensation, including benefits and equity-related awards. We believe that this structure is competitive within the marketplace and appropriate to fulfill our stated policies. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Committee reviews information from relevant peer companies, and such other information as it considers appropriate, to determine the appropriate level and mix of incentive compensation.

Setting Officer Compensation

Process

At one or more meetings each fiscal year, the Committee reviews our performance during the fiscal year against established corporate objectives, individual Officer performance and history of all the elements of each Officer’s total compensation in comparison with the compensation of executive officers in an appropriate peer group as described below. After due consideration of the foregoing, the Committee:

•	sets the base salaries for our Officers for the following fiscal year;
•	approves individual Officer bonus payments for performance for the prior fiscal year;
•	approves restricted stock units that will be granted to each Officer for performance for the prior fiscal year;
•	adopts the management incentive plan (including objectives and weighting) for the following fiscal year; and
•	decides upon general compensation guidelines and overall salary, bonus and stock grant budgets for all employees.

The specific basis for the determination of base salaries, bonuses and stock grants to Officers is detailed below.

Role of Committee

The Committee annually reviews the performance of each Officer. The conclusions reached and recommendations made based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Board. Officers are not present at the time of these deliberations. The Committee can exercise its discretion in modifying any recommended adjustments or awards to executives and ultimately makes the final decision with respect to the compensation of all our Officers. The Officers being evaluation are not present during the Committee’s deliberations and discussion on their individual compensation.

Base Salary

It is the goal of the Committee to establish salary compensation for our Officers that is competitive with comparable peer companies. In setting Officer base salaries for fiscal year 2022, the Committee reviewed the salary compensation of officers with comparable qualifications, experience and responsibilities. It is not our policy to pay our CEO or other Officers at the highest level relative to their respective counterparts at the Peer Companies. Variations may occur as dictated by the experience and performance level of the individual and market factors. We believe that this gives us the opportunity to attract and retain talented managerial employees both at the senior executive level and below, yet conserves our financial resources, to the benefit of our stockholders.

20

COMPENSATION OF EXECUTIVE OFFICERS

As a “smaller reporting company” under SEC rules, our named executive officers during the fiscal year January 1, 2022 through December 31, 2022 (collectively, the “Named Executive Officers”) were as follows:

•	Mr. Chun-Hsien Tsai, Chairman, President & Chief Executive Officer;
•	Ms. Hui-Lan Wu, Chief Financial Officer; and
•	Mr. Lawrence K. Lin, Executive Vice President of Operations.

No other executive officers received total annual compensation during the fiscal year ended December 31, 2022 in excess of $100,000.

Summary Compensation Table

The following table provides information regarding the total compensation awarded to, earned by, and paid to our named executive officers for services rendered to us for the years set forth below. The amounts below for Stock Awards and Option Awards and reflect the grant date fair value of these awards:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Options Awards ($)	Total ($)
Chun-Hsien Tsai(1) Chief Executive Officer	2022	100,296	16,667	3,699,996	—	3,816,959
	2021	45,044	18,014	—	—	63,058

Hui-Lan Wu(2) Chief Financial Officer	2022	92,104	15,333	1,479,996	—	1,587,433
	2021	41,449	11,034	—	—	52,483

Lawrence K. Lin(3) EVP Operations	2022	133,018	—	—	—	133,018
	2021	60,000	—	—	468,950	528,950

(1)	Mr. Chun-Hsieh Tsai was appointed Chairman of the Board, Chief Executive Officer and President, effective as of April 15, 2021.
(2)	Ms. Hui-Lan (Celia) Wu was appointed Chief Financial Officer, effective as of August 11, 2021.
(3)

Mr. Lawrence K. Lin was appointed Executive Vice-President of Operations, effective as of August 1, 2021. Previously, as a consultant to the Company, Mr. Lin indirectly owns 30,174 warrants issued on November 25, 2020 to i2China Management Group, LLC, of which Mr. Lin is the sole member.

Employment Arrangements

Effective April 15, 2021, our Board appointed Mr. Chun-Hsien Tsai to serve as Chief Executive Officer. Mr. Tsai will receive a monthly salary of 250,000 NT$ (equivalent to approximately $8,929), a year-end bonus of two months’ salary, and a variable compensation based on Company profit targets decided by the Company’s Compensation Committee, and payable as 10% to 100% of total annual compensation in the form of cash, securities and/or other discretionary remuneration. An initial equity grant to Mr. Tsai will be determined by the Compensation Committee at a later date. Other benefits, including labor insurance, health insurance and other benefits, will be based on local regulations and the Company’s policies.

21

Effective August 11, 2021, our Board appointed Ms. Hui-Lan (“Celia”) Wu to serve as Chief Financial Officer. Ms. Wu will receive a monthly salary of 230,000 NT$ (equivalent to approximately $8,214), a year-end bonus of 2 months’ salary, and a variable compensation based on Company profit targets decided by the Company’s Compensation Committee, and payable as 10% to 100% of total annual compensation in the form of cash, securities and/or other discretionary remuneration. An initial equity grant to Ms. Wu will be determined by the Compensation Committee at a later date. Other benefits, including labor insurance, health insurance and other benefits, will be based on local regulations and the Company’s policies. On May 16, 2023, Ms. Hui-Lan (Celia) Wu retired as the CFO of the Company.

Effective August 1, 2021, we entered into an employment contract with Mr. Lawrence K. Lin in connection with his election as Executive Vice President of Operations (the “LL Agreement”). The LL Agreement is effective for three years and may be extended for an additional years on the same terms and conditions upon mutual agreement. Under the LL Agreement, Mr. Lin will receive a monthly salary of $12,000, vesting stock options for 33,333 shares in the Company’s 2018 Officers, Directors, Employees and Consultants Non-Qualified Stock Option Plan, and a bonus of 10,000 shares in the Company’s common stock upon the Company’s successful listing on a Major National Exchange (as defined in the LL Agreement), and normal and customary benefits available to the Company’s employees. Mr. Lin is the sole member of i2China Management Group, LLC (“i2China”), a consultant previously engaged by the Company. Mr. Lin indirectly owns 30,174 warrants issued on November 25, 2020 to i2China; and a non-convertible note issued to i2China on January 1, 2020 with a principal amount of $84,000.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2022. The amounts below for RSU and Options Awards reflect the grant date fair value of these awards:

Name	Grant Date	Award Type	First Vesting Date	No. Exercisable/Outstanding	No. Unexercisable/Unvested	Option Exercise Price	Option Expiration Date	Market Value ($)
Chun-Hsien Tsai	7/28/2022	RSU	9/30/2022	333,333	-	-	-	3,699,996
	10/24/2022	RSU	4/24/2023	-	50,000			62,500
Hui-Lan Wu	7/28/2022	RSU	9/30/2022	133,333	-	-	-	1,479,996
	10/24/2022	RSU	4/24/2023	-	35,000			43,750
Lawrence K. Lin(1)	8/1/2021	Option	8/1/2022	11,111	22,222	5.70	07/31/31	468,950

(1)	Previously, as a consultant to the Company, Mr. Lawrence K. Lin indirectly owns 30,174 warrants issued on November 25, 2020 to i2China Management Group, LLC, of which Mr. Lin is the sole member.

Option Grants in 2022

No option grants were awarded in 2022.

Equity Incentive Program

We intend that our equity incentive program is the primary vehicle for offering long-term incentives and rewarding our Officers and key employees. We also regard our equity incentive program as a key retention tool. This is a very important factor in our determination of the type of award to grant and the number of underlying shares that are granted in connection with that award. Because of the direct relationship between the value of an option and the market price of our common stock, we have always believed that granting stock options is the best method of motivating our Officers to manage the Company in a manner that is consistent with our interests and those of our stockholders. It is our typical practice to grant stock options to our Officers and all employees annually in connection with our annual employee performance appraisal.

22

Each year, the Committee also determines the ranges of stock grants and restricted stock units for which our Officers are eligible by rank. The Committee sets these ranges after consideration of (a) the value of equity incentive awards of officers with comparable qualifications, experience and responsibilities at the then-current peer companies, (b) the dilution that would be created by the stock awards for that fiscal year, (c) the overall value of equity held by our employees as a retention incentive, and (d) the Company’s prior year performance. The Committee’s general philosophy is that the value of our equity incentive awards to our Officers should be competitive with the then-current peer companies subject to the Company maintaining its equity incentive programs that is not overly dilutive to our stockholders and comparable to other companies in the then-current peer group.

In addition, our Board of Directors and Committee may grant equity compensation to our Officers and employees at any time for incentive and retention purposes in keeping with our non-cash equity compensation practices outlined below.

Benefits

Except as otherwise described in this Proxy Statement, our Officers are not entitled to benefits that are not otherwise available to all of our employees. In this regard it should be noted that we do not provide pension arrangements post-retirement health coverage or similar benefits for our Officers or employees.

Post-Employment Compensation

Pension Benefits

We do not provide pension arrangements or post-retirement health coverage for our executives or employees.

Nonqualified Deferred Compensation

We do not provide any nonqualified deferred contribution or other deferred compensation plans.

Other Post-Employment Payment

All of our employees, including our Officers, are employees-at-will. We also do not provide post-employment health coverage or other benefits.

Hedging and Stock Ownership Policies

Our insider trading policy provides that all officers and employees of the Company, all members of the Board, and any consultants and contractors to the Company that the Company designates, as well as, to the extent controlled by or benefiting any of the foregoing persons, members of the immediate families (spouse, parents, grandparents, children, grandchildren and siblings, including any such relationships that arise through marriage or adoption) sharing a household with the officer, employee, director, consultant or contractor, and any other member of the households of persons directly subject to this Policy, and family trusts (or similar family entities) may not engage in any transactions that suggest speculation in our stock (that is, an attempt to profit in short-term movements, either increases or decreases, in the stock price). The policy notes that many “hedging” transactions, such as “collar” transactions, contingent or forward sales, and other similar or related arrangements, are prohibited. Specifically, our insider trading policy precludes any employee or Officer from engaging in any “short” sale, “sale against the box” or any equivalent transaction involving our stock (or the stock of any of our business partners in any of the situations described above).

We do not have a stock ownership policy.

Most Recent Advisory Vote on Executive Compensation

None. This is the first year that we conducted an advisory vote on Executive Compensation.

Tax and Accounting Implications

23

Deductibility of Executive Compensation

While Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our executive officers, except with respect to certain grandfathered “performance-based” arrangements, the Committee retains the discretion to award compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation in order to structure a program that we consider to be the most effective in attracting, motivating and retaining key executives.

Accounting for Stock-Based Compensation

Stock-based compensation is estimated at the date of grant based on the stock award’s fair value using the Black-Scholes option-pricing model and is recognized as expense ratably over the requisite period in a manner similar to other forms of compensation paid to employees and directors. Our financial statements include more information regarding accounting for stock-based compensation.

DIRECTOR COMPENSATION

Overview of Compensation and Procedures

The Compensation Committee reviews the level of compensation of our non-employee directors on an annual basis. To determine how appropriate the current level of compensation for our non-employee directors is, we have historically obtained data from a number of different sources including:

•	publicly available data describing director compensation in peer companies;
•	survey data collected by our human resources department; and
•	information obtained directly from other companies.

We compensate non-employee members of the Board through a mixture of cash and equity-based compensation. Each non-employee director became eligible to receive a cash retainer fee equal to $12,000 per year in addition to annual cash retainer fees for serving on the following committees: (a) Audit Committee (retainer of $4,000 or $7,000 for the chairperson) and (b) Compensation Committee (retainer of $3,000 or $4,500 for the chairperson).

All of our current non-employee directors receive Restricted Stock Unit grants under our 2023 Stock Plan as part of their compensation for their service.

Non-Employee Director Compensation for Last Fiscal Year

The following table provides information regarding the total compensation that was earned by or paid to each of our non-employee directors during the year ended December 31, 2022.  Mr. Chun-Hsien Tsai, our Chief Executive Officer, did not receive any additional compensation for his service as the Chairman of the Board. The amounts below for Option Awards and Stock Awards reflect the grant date fair value of these awards:

Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Wen-Han Chang	26,801	-	244,200	-	271,001
Yao-Chung Chiang	21,907	-	244,200	-	266,107
Pao-Sheng Wei	5,545	-	244,200	-	249,745
Chung-Yi Tsai	17,556	-	244,200	-	261,756

(1)	The amounts reported represent the grant date fair value of the RSUs awarded to the non-employee directors in the year ended December 31, 2022.

Pursuant to the 2021-NEDCP, four non-employee directors of the Company are entitled to 22,000 Restricted Stock Units (“RSUs”) upon their appointment to the Board on April 15, 2021.

24

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2022. The amounts below for RSU and Options Awards reflect the grant date fair value of these awards:

Name	Grant Date	Award Type	First Vesting Date	Number Exercisable/Outstanding	Number Unexercisable/Unvested	Option Exercise Price	Option Expiration Date	Market Value ($)
Chun-Hsien Tsai	7/28/2022	RSU	9/30/2022	333,333	-	-	-	3,699,996
	10/24/2022	RSU	4/24/2023	-	50,000			62,500
Hui-Lan Wu	7/28/2022	RSU	9/30/2022	133,333	-	-	-	1,479,996
	10/24/2022	RSU	4/24/2023	-	35,000			43,750
Lawrence K. Lin(1)	8/1/2021	Option	8/1/2022	11,111	22,222	5.70	07/31/31	468,950

(1)	Previously, as a consultant to the Company, Mr. Lawrence K. Lin indirectly owns 30,174 warrants issued on November 25, 2020 to i2China Management Group, LLC, of which Mr. Lin is the sole member.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation – Compensation Discussion and Analysis.”

Ainos, Inc. Pay Versus Performance Table

Year	Summary Compensation Table Total for CEO Tsai	Summary Compensation Table Total for CEO Chen	Compensation Actually Paid to CEO Tsai	Compensation Actually Paid to CEO Chen	Average Summary Compensation Table Total for Non-PEO Named Executive Officers	Average Compensation Actually Paid to Non-PEO Named Executive Offices	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income
a	b-1	b-2	c-1	c-2	d	e	f	g
2022	3,816,959	NA	777,962	NA	850,226	111,812	(76)	(14,006,690)
2021	63,058	34,308	63,058	34,308	201,149	183,872	394	(3,888,661)

We are a smaller reporting company and, accordingly, we have not included any information in this table for 2020.

25

Column a

2022:  January 1, 2022 to December 31, 2022

2021:  January 1, 2021 to December 31, 2021

Column b-1

In 2022, Chun-Hsien Tsai served as CEO and earned $100,296 base salary, $16,667 bonus, and Restricted Stock Units valued at $3,699,996 vested on September 30, 2022.  Mr. Chun-Hsien Tsai was appointed CEO effective April 15, 2021. In 2021, Mr. Tsai earned $45,044 base salary, $18,014 bonus, and no stock awards.

Column b-2

In 2022, Stephen T. Chen did not serve as CEO as a result of his resignation on April 15, 2021.

Column c-1

Calculation of Compensation Actually Paid to CEO Tsai

Adjustments to Determine Compensation “Actually Paid” for PEO	2022	2021
Total Compensation	$3,816,959	$63,058
Deduct the grant date fair value of equity award amounts reported in the summary compensation table	($3,699,996)	($0)
Add the change in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the fiscal year	$31,000	$0
Add the change in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the fiscal year	$0	$0
Add for award that are granted and vest in the same year, the fair value as of the vesting date	$629,999	$0
Add for awards granted in prior years that vest in the fiscal year, the change in the fair value from the end of the prior fiscal year to the vesting date	$0	$0
Add for awards granted in prior years that vest in the fiscal year, the change in the fair value from the end of the prior fiscal year to the vesting date	$0	$0
Total Adjustments	($3,038,997)	$0
Total Compensation Actually Paid, Net of Adjustments	$777,962	$63,058

Column c-2

Calculation of Compensation Actually Paid to CEO Chen

Adjustments to Determine Compensation “Actually Paid” for PEO	2022	2021
Total Compensation	$0	$34,308
Deduct the grant date fair value of equity award amounts reported in the summary compensation table	($0)	($0)
Add the change in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the fiscal year	$0	$0
Add the change in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the fiscal year	$0	$0
Add for award that are granted and vest in the same year, the fair value as of the vesting date	$0	$0
Add for awards granted in prior years that vest in the fiscal year, the change in the fair value from the end of the prior fiscal year to the vesting date	$0	$0
Add for awards granted in prior years that vest in the fiscal year, the change in the fair value from the end of the prior fiscal year to the vesting date	$0	$0
Total Adjustments	$0	$0
Total Compensation Actually Paid, Net of Adjustments	$0	$34,308

26

Column (d)

Average Summary Compensation Table Total for Non-PEO Named Executive Officers.

In 2022, our non-PEO NEOs consisted of Hui-Lan Wu, Chief Financial Officer and Lawrence K. Lin, Executive Vice President of Operations.  In 2022, the non-PEO NEOs were paid a total compensation of $1,700,451 resulting in an average compensation of $850,226.

In 2021, our non-PEO NEOs consisted of Hui-Lan Wu, Chief Financial Officer, Lawrence K. Lin, Executive Vice President of Operations, and Bernard Cohen, Vice President of Operations.  In 2021 non-PEO NEOs were paid a total of $603,446 resulting in an average compensation of $201,149.

Column (e)

Calculation of Average Compensation Actually Paid to Non-PEO NEOs

Adjustments to Determine Compensation “Actually Paid” for NEOs	2022	2021
Total Compensation	$1,700,451	$603,446
Deduct the grant date fair value of equity award amounts reported in the summary compensation table	($1,479,996)	($468,950)
Add the year-end fair value of any equity awards granted during the covered fiscal year that are outstanding and unvested as of the fiscal year	$21,700	$417,119
Add the change in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the fiscal year	($264,442)	$0
Add for award that are granted and vest in the same year, the fair value as of the vesting date	$251,999	$0
Add for awards granted in prior years that vest in the fiscal year, the change in the fair value from the end of the prior fiscal year to the vesting date	($6,088)	$0
For awards granted in prior years that are determined to fail to meet the applicable vesting conditions (i.e., are forfeited), deduct the amount equal to the fair value at the end of the prior fiscal year	$0	$0
Total Adjustments	($1,476,826)	($51,831)
Total Compensation Actually Paid, Net of Adjustments	$223,625	$551,615
Average Compensation Actually Paid to Non-PEO NEOs	$111,812	$183,872

Column (f)

The Value of Initial Fixed $100 Investment Based on Total Shareholder Return (“TSR”) is calculated based on a hypothetical $100 investment beginning at the market close on the last trading day before the earliest fiscal year included in the table; as of market close on December 31, 2020, the last trading day in 2020, through and including the end of the indicated year. The TSR is reported on a cumulative basis over the fiscal years presented on the table and is inclusive of a share adjustment for a 1:15 reverse stock split on August 9, 2022.

Column (g)

2022 and 2021 Net Income as reported in our Form 10-K Annual Reports for the years ending December 31, 2022 and 2021 respectively, calculated in accordance with U.S. GAAP.

27

Financial Performance Measures

We do not currently use financial performance measures to link executive compensation actually paid to our NEOs to our performance. However, we do utilize non-financial measures such as clinical development progress and timelines and progress towards commercialization.

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail above under “Compensation Discussion and Analysis” our executive compensation is designed to (1) attract, motivate and retain talented executives with total compensation that is competitive in our industry; (2) align the interests of our executives and our stockholders; and (3) award behavior which results in optimizing the commercial potential of our development program. We use various performance measures to align executive compensation with our performance which are not presented in the Pay Versus Performance table. In accordance with Item 402(v) of Regulation S-K, we are providing the following description of the relationships between the information presented in the Pay Versus Performance table.

Table Compensation Actually Paid and Cumulative TSR

The amount of compensation actually paid to Mr. Tsai and Dr. Chen is aligned with our TSR over the two years presented in the table, reflecting the impact of the hiring of Mr. Tsai as Chief Executive Officer and the transition of Dr. Chen from CEO to senior consultant. A substantial amount of Mr. Tsai’s compensation in 2022 was in the form of restricted stock unit awards under our 2021 Stock Incentive Plan.  As the trading price of our common stock fluctuates so does the value of the stock awards and, accordingly, the amount of the compensation actually paid to Mr. Tsai and Dr. Chen. The amount of compensation actually paid to Mr. Tsai for 2021 and 2022 and Dr. Chen in 2021 is more closely aligned to our TSR as a great portion of his compensation was in the form of stock awards.

The amount of compensation actually paid to the Other NEOs is aligned with our TSR over the two years presented in the table. Each of the Other NEOs were NEOs for both 2022 and 2021; with the exception of Bernard Cohen who resigned as Vice President of Operations as of April 15, 2022. A significant portion of the compensation actually paid to the Other NEOs is composed of either restricted stock units that vest overtime or stock option awards.

Compensation Actually Paid and Net Income

The amount of compensation actually paid to Mr. Tsai and Dr. Chen and to the Other NEOs is not aligned with our net income over the two years presented in the table. As a clinical stage biotechnology and medical device company, we have incurred substantial operating losses, principally from expenses associated with the Company’s research and development programs, clinical trials conducted in connection with the Company’s drug candidates, and applications and submissions to regulatory authorities. We have substantial future capital requirements to continue our research and development activities and advance our drug candidates through various development stages. Accordingly, net income is not a performance measure we use in determining executive compensation. We use a number of corporate goals that may include research and development, regulatory, manufacturing, organization and financial goals which we believe are important to building stockholder value.

Net losses increased in 2022 over 2021 largely due to expenses related research and development, commercialization of our product candidates, and acquisition of strategic intellectual property.

28

EQUITY COMPENSATION PLAN INFORMATION

Stock Plans [1]	Issue Date Range	Total Stock & Options Authorized	Options Issued[2]	Options Remaining[3]	Stock Awards Issued	Stock Awards Remaining
2018 Employee Stock Option Plan4	9/26/18–9/26/28	66,666	63,333	0	0	0
2018 Officers, Directors, Employees, and Consultants Nonqualified Stock Option Plan[4]	9/26/18–9/26/28	266,666	266,333	0	0	0
2021 Employee Stock Purchase Plan	5/16/22–5/16/32	50,000	0	0	0	50,000
2021 Stock Incentive Plan	5/16/22–5/16/32	1,618,639			1,333,333	285,3065

1 The Board of Directors has approved all stock, stock option and stock warrant issuances.

2 As of December 31, 2022, there were 11,360 stock options that have been exercised, 36,666 stock options remain either vested or unvested, and an aggregate 285,306 stock options of the 333,333 total stock options authorized from the 2018 Employee Stock Option Plan and 2018 Officers, Directors, Employees, and Consultants Nonqualified Stock Option Plan were forfeited.

3 Effective October 6, 2021, no further stock option issuance from 2018-ESOP and 2018-NQSOP as per provision in newly adopted 2021 Stock Incentive Plan.

4 On September 26, 2019, all qualified options under the 2018-ESOP became non-qualified options as a result of the 2018-ESOP not being ratified by the Company’s shareholders within one year of adoption.

5 An aggregate 285,306 stock options forfeited from the 2018 Employee Stock Option Plan and 2018 Officers, Directors, Employees, and Consultants Nonqualified Stock Option Plan were applied to increase the 2021 Stock Incentive Plan, in accordance with the 2021 Stock Incentive Plan that was adopted by the Board of Directors on October 6, 2021.

A summary of option activity for the years ended December 31, 2021 and December 31, 2022 are presented below.

Date	Number of Options [1]Qualified	Number of Options Nonqualified	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Balance December 31, 2020	56,666	253,800	$5.70	7 yrs	-
Granted 2021		33,333	$5.70	9 yrs	-
Exercised	1,333	10,026	$5.70	-	-
Expired or Forfeited	62,000	223,306	$5.70	-	-
Balance December 31, 2021	3,333	33,333	$5.70	6 yrs	-
Granted 2022	-	-	-	-	-
Exercised	-	-	-	-	-
Expired or Forfeited	-	-	-	-	-
Balance December 31, 2022	3,333	33,333	$5.70	8.55 yrs	-
Exercisable at December 31, 2022	2,666	11,111	$5.70	5.74 yrs	-

1 Because the 2018 Employee Stock Option Plan was not ratified by the Company’s shareholders, the qualified options became non-qualified on September 26, 2019. These totals remain separated since the two different plans are still in existence.

29

The Company used the Black-Scholes option pricing model to value the option awards with the following assumptions applied: (1) Volatility – 276%; (2) Term – 5 years was chosen although the full option term is 10 years to be more commensurate with the 5-year vesting portion of the plan; (3) Discount – 2.96%.

As of December 31, 2021, there is $410,022 in unrecognized option expense that will be recognized over the next 2.58 years.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of our common stock to file reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of reports furnished to us, we believe that during the year ended December 31, 2022, our executive officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements; except for 2 late reports filed by Hui-Lan Wu our CFO in 2022.  Ms. Wu was appointed CFO effective August 11, 2021 and filed Form 3 and Form 4 on January 6, 2022 due to delays in obtaining a Form ID and related EDGAR access code.

CERTAIN RELATIONSHIPS

In accordance with the Audit Committee charter, the Audit Committee is responsible for reviewing and approving the terms and conditions of all related party transactions (as defined in Item 404 of Reg. S-K), other than compensation transactions, which are subject to the auspices of the Compensation Committee. Any financial transactions with any immediate family member of any of our directors or executive officers would need to be approved by the Audit Committee before we enter into such a transaction. The Audit Committee also reviews and approves our proxy statement and the information contained therein.

OTHER TRANSACTIONS

During the last fiscal year, we granted Restricted Stock Units to our employees and directors as reported in this Proxy Statement.

We have entered into indemnification agreements with each of our directors and executive officers. Such agreements require us, among other things, to indemnify our officers and directors, other than for liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceedings against them as to which they could be indemnified.

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report and the Audit Committee Report shall not be deemed to be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

The information contained in the following report of our Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

As required by Nasdaq rules, the Audit Committee of the Ainos, Inc. Board of Directors is composed of at least three independent directors. The committee operates under a written charter adopted by the Board of Directors on August 20, 2021.

30

The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of an accounting firm to be engaged as the Company’s independent registered public accounting firm. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and to issue a report thereon. Management is responsible for its internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

The Audit Committee held three (3) meetings during the fiscal year 2022. Management represented to the Audit Committee that our financial statements were prepared in accordance with U.S. generally accepted accounting principles. In 2022, the Audit Committee met, reviewed and discussed the audited financial statements for fiscal year 2022, with management and the Company’s independent registered public accounting firm.

The Audit Committee discussed with PWR CPA, LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received and reviewed the written disclosures and the independence letter from PWR CPA, LLP as required by applicable requirements of the Public Company Accounting Oversight Board regarding PWR CPA, LLP communications with the Audit Committee concerning independence. Additionally, the Audit Committee has discussed with PWR CPA, LLP the issue of its independence from Ainos, Inc.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the Company’s audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 that was filed with the SEC on April 3, 2023.

The Audit Committee of the Board of Directors of Ainos, Inc.:

Wen-Han Chang

Yao-Chung Chiang

Pao-Sheng Wei

Audit Fees

On October 4, 2021, we engaged PricewaterhouseCoopers, Taiwan (“PWC”) as independent accountants of Ainos Inc. Taiwan Branch (“Audit Engagement”). The Audit Engagement covers audit services for the years ending December 31, 2021 and 2022 and PWC issued interfirm audit reports for group reporting purposes to the Company’s group audit firm, PWR CPA, LLP (“PWR”).

The aggregate fees billed by our independent auditors for professional services rendered for the audit of our annual financial statements, and for the review of quarterly financial statements for the fiscal years ended December 31, 2022 and 2021, were:

	2022	2021
PWR	$47,500	$35,500
PWC	$67,000	$34,600

Audit fees incurred by the Company were pre-approved by the Board of Directors.

Audit Related Fees: None.

Tax Fees

31

We have engaged Johnson & Sheldon, PLLC as our certified public accountant for corporate tax preparation and filing, with the incurred fees of $9,220 in 2022 and $5,975 in 2021, respectively.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to vote over the internet or by using the toll-free telephone number on your proxy card or voting instruction materials, or by mailing a proxy card or voting instruction card. Please review the instructions on the Notice of Internet Availability of Proxy Materials or on your proxy card or voting instruction materials regarding your voting options.

By Order of the Board of Directors,

/s/ Chun-Hsien Tsai
Chun-Hsien Tsai Chief Executive Officer

San Diego, California

October 27, 2023

32

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on December 06, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on December 06, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR proposals 1 and 2.

	For	Against	Abstain
1. Ratify the appointment of KCCW Accountancy Corp. as the Company's independent registered public accounting firm for the Company's fiscal year ended December 31, 2023.	0	0	0
2. To approve, by non-binding vote, the Advisory Approval of Executive Compensation Fiscal 2022 compensation paid to the Company's named executive officers, as disclosed in the Company's proxy statement.	0	0	0

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
3. To recommend, by non-binding vote, the frequency of executive compensation votes of our Named Executives.	0	0	0	0

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000621702_1 R1.0.0.6

32